

<ARTICLE>                     5
<LEGEND>
     This schedule  contains summary  financial  information  extracted from the balance sheet of CNL American Properties Fund, Inc. and Subsidiaries at June 30,
2000,  and its  statement  of  operations  for the six months  then ended and is qualified  in its  entirety  by  reference  to the  Form  10-Q  of CNL  American
Properities Fund, Inc. and subsidiaries for the six months ended June 30, 2000.
</LEGEND>

<PERIOD-TYPE>                   6-MOS
<FISCAL-YEAR-END>                              DEC-31-2000
<PERIOD-START>                                 JAN-01-2000
<PERIOD-END>                                   JUN-30-2000
<CASH>                                         38,767,932<F2>
<SECURITIES>                                   70,265,138
<RECEIVABLES>                                  10,876,106
<ALLOWANCES>                                   5,687,186
<INVENTORY>                                    0
<CURRENT-ASSETS>                               0<F1>
<PP&E>                                         706,652,953
<DEPRECIATION>                                 18,668,131
<TOTAL-ASSETS>                                 1,243,572,362
<CURRENT-LIABILITIES>                          0<F1>
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       434,958
<OTHER-SE>                                     646,781,735
<TOTAL-LIABILITY-AND-EQUITY>                   1,243,572,362
<SALES>                                        0
<TOTAL-REVENUES>                               52,385,640
<CGS>                                          0
<TOTAL-COSTS>                                  25,927,155
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             18,288,098
<INCOME-PRETAX>                                8,034,430
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            8,034,430
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   8,034,430
<EPS-BASIC>                                  0.18
<EPS-DILUTED>                                  0.18

 <F1> Due to the nature of its industry, CNL American Properties Fund, Inc. and
 Subsidiaries has an unclassified balance sheet; therefore, no values are shown above for current assets and current liabilities.
<F2> Includes $3,467,086 in restricted cash.

